RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Callon Petroleum Company (CPE 6.125% October 1, 2024 144A), Cusip 13123XAR3

3.	Underwriter from whom purchased: Credit Suisse Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $107,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,847,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/15/2016

11.	Date offering commenced: 09/15/2016

12.	Commission, spread or profit: 2.18%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Cortes NP Acquisition Corporation (CORTNP 8.00% September 20, 2024 144A), Cusip 220517AA4

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,615,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $42,585,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/30/2016

11.	Date offering commenced: 09/30/2016

12.	Commission, spread or profit: 2.25%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Crescent Communities LLC (CRERES 8.875% October 15, 2021 144A), Cusip 22572LAA3

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $175,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $4,713,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/29/2016

11.	Date offering commenced: 09/29/2016

12.	Commission, spread or profit: 1.63%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: CSC Holdings LLC (CVC 5.50% April 15, 2027 144A), Cusip 126307AQ0

3.	Underwriter from whom purchased: Barclays Capital Inc.

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $818,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $28,060,000

7.	Aggregate principal amount of offering: $1,310,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/09/2016

11.	Date offering commenced: 09/09/2016

12.	Commission, spread or profit: 0.29%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: IMS Health Inc (RX 5.00% Occtober 15, 2026 144A),Cusip 449934AD0

3.	Underwriter from whom purchased: Goldman Sachs and Company New York

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $965,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $62,740,0000

7.	Aggregate principal amount of offering: $1,050,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/14/2016

11.	Date offering commenced: 09/14/2016

12.	Commission, spread or profit: 0.88%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Novelis Corporation (HNDLIN 5.875% September 30, 2026 144A), Cusip 670001AC0

3.	Underwriter from whom purchased: Morgan Stanley and Company LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,210,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $50,370,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/07/2016

11.	Date offering commenced: 09/07/2016

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: SM Energy Company (SM6.75% September 15, 2026), Cusip 78454LAN0

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $250,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $3,080,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/07/2016

11.	Date offering commenced: 09/07/2016

12.	Commission, spread or profit: 1.50%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Societe Generale (SOCGEN FRN December 29, 2049), Cusip 83368JKG4

3.	Underwriter from whom purchased: SG Americas Securities LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $304,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $49,895,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/06/2016

11.	Date offering commenced: 09/06/2016

12.	Commission, spread or profit: 1.00%

13. Have the following conditions been satisfied?		Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☒	☐

	part of an issue of Government Securities;	☐	☐

	Eligible Municipal Securities;	☐	☐

	sold in an Eligible Foreign Offering; OR	☐	☐

	sold in an Eligible Rule 144A Offering?	☐	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☒	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☐	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Targa Resources Partners (NGLS 5.125% February 1, 2025 144A), Cusip 87612BAZ5

3.	Underwriter from whom purchased: Wells Fargo Advisors LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,115,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $42,590,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/22/2016

11.	Date offering commenced: 09/22/2016

12.	Commission, spread or profit: 0.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Targa Resources Partners (NGLS 5.375% February 1, 2027 144A), Cusip 87612BBC5

3.	Underwriter from whom purchased: Wells Fargo Advisors LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $380,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $10,990,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/22/2016

11.	Date offering commenced: 09/22/2016

12.	Commission, spread or profit: 0.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Ziggo Secured Finance BV (ZIGGO 5.50% January 15, 2027 144A), Cusip 98954NAA7

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,490,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $54,105,000

7.	Aggregate principal amount of offering: $2,000,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/16/2016

11.	Date offering commenced: 09/16/2016

12.	Commission, spread or profit: 0.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Alcoa Nederland Holding (AA 6.75% September 30, 2024 144A), Cusip 013822AA9

3.	Underwriter from whom purchased: Morgan Stanley and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $797,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $32,042,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/22/2016

11.	Date offering commenced: 09/22/2016

12.	Commission, spread or profit: 1.75%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☒	☐

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AMN HealthCare Inc (AHS 5.125% October 1, 2024 144A), Cusip 00175PAA1

3.	Underwriter from whom purchased: SunTrust Bank

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $763,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $18,853,000

7.	Aggregate principal amount of offering: $325,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/23/2016

11.	Date offering commenced: 09/23/2016

12.	Commission, spread or profit: 1.25%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: October 24, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Inmarsat Finance PLC (ISATLN 6.50% October 1, 2024 144A), Cusip 45763PAF3

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate: JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $737,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $19,099,000

7.	Aggregate principal amount of offering: $400,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 09/15/2016

11.	Date offering commenced: 09/15/2016

12.	Commission, spread or profit: 0.60%

13. Have the following conditions been satisfied?	Yes	No

a. The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;	☐	☐

part of an issue of Government Securities;	☐	☐

Eligible Municipal Securities;	☐	☐

sold in an Eligible Foreign Offering; OR	☐	☐

sold in an Eligible Rule 144A Offering?	☒	☐

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	☒	☐

	(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?	☐	☐

c.	The underwriting was a firm commitment underwriting?	☒	☐

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	☒	☐

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	☒	☐

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	☐	☐

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	☒	☐

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	☒	☐

	(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	☐	☐

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	☒	☐

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: November 8, 2016